UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 20, 2018 (April 18, 2018)

Celanese Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-32410	98-0420726
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W. Las Colinas Blvd., Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 443-4000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
5.02 (b) and (c) Effective April 20, 2018, the Board of Directors (the “Board”) of Celanese Corporation (the “Company”) appointed Benita M. Casey as chief accounting officer (principal accounting officer) in addition to her current duties as controller. In her new capacity, Ms. Casey has global responsibility for SEC reporting, internal reporting, accounting, and Sarbanes-Oxley compliance. Ms. Casey, age 50, has served as the Company’s vice president, finance and controller since January. Immediately prior to joining the Company, Ms. Casey held the position of senior vice president internal audit with J.C. Penney Company, Inc. (2014-2018) and was vice president corporate audit with Dr Pepper Snapple Group, Inc. from 2008 to 2014. She also held a number of positions of increasing responsibility over 15 years with the public accounting firm of PricewaterhouseCoopers LLP and during her 3 years with PepsiCo, Inc. Ms. Casey holds a bachelor's degree in accounting from the University of Texas, Austin and is a Certified Public Accountant. In connection with the appointment, Kevin S. Oliver will cease acting as chief accounting officer. Mr. Oliver, who, in addition to his chief accounting officer role, served as Interim Chief Financial Officer of the Company, is relocating to Amsterdam to assume the role of CFO of the Company’s European headquarters.
Ms. Casey and the Company did not enter into or amend any agreements, and no compensatory grants or awards were made to Ms. Casey, in connection with her appointment as chief accounting officer. There are no arrangements or understandings between Ms. Casey and other persons pursuant to which she was appointed as chief accounting officer. There are no family relationships between Ms. Casey and any director or executive officer of the Company. There have been no transactions since the beginning of the Company’s last fiscal year, and no transactions are currently proposed, in which the Company was or is to be a participant and in which Ms. Casey or any member of her immediate family had or will have any interest, that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.
5.02 (e) On April 18, 2018, the Compensation and Management Development Committee of the Company approved changes to the severance benefits for Scott A. Richardson, Senior Vice President and Chief Financial Officer. These changes align Mr. Richardson’s benefits to other members of the Company’s senior leadership team and were based on a review of market data in light of his February promotion to Chief Financial Officer. The following changes under the Company’s Executive Severance Benefits Plan (the “Severance Plan”) and his Change-in-Control Agreement with the Company (the “CIC Agreement”) were made:

•	Severance benefits under the Severance Plan have been increased from 100% to 150% of base salary and target annual bonus; and

•
Severance benefits under the CIC Agreement have been increased from one times to two times the sum of (i) the executive’s then annualized base pay and (ii) the higher of such executive’s most recent target bonus and the average of such executive’s cash bonuses for the most recent three years, plus medical coverage for two years following termination.

No other terms of the Severance Plan or CIC Agreement have been changed for Mr. Richardson, including the triggering events giving rise to severance or the other terms and conditions on payments.
On April 19, 2018, the Company held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) and the Company’s stockholders approved the Celanese Corporation 2018 Global Incentive Plan, effective as of April 23, 2018 (the “2018 Plan”). A description of the terms and conditions of the 2018 Plan is set forth in the Company’s Proxy Statement for the Annual Meeting (the “Proxy Statement”) as filed with the Securities and Exchange Commission on March 9, 2018 under the heading “Item 4: Approval of the 2018 Global Incentive Plan”, which description is incorporated herein by reference. This summary is qualified in its entirety by the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.
Item 5.07 Submission of Matters to a Vote of Security Holders.
During the Annual Meeting, the Company’s stockholders were asked to consider and vote upon four proposals: (1) election of seven Directors to the Board to serve for a term that expires at the annual meeting of stockholders in 2019 or until their successors are duly elected and qualified or their earlier resignation or retirement; (2) advisory vote to approve executive compensation; (3) ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2018; and (4) approval of the Company’s 2018 Global Incentive Plan. Each of the proposals is described in the Proxy Statement.
As of the Annual Meeting record date of February 20, 2018, there were 135,823,207 shares of the Company’s Series A Common Stock issued and outstanding and entitled to be voted at the Annual Meeting, if represented in person or by proxy at the Annual Meeting. A total of 125,063,579 shares were voted in person or by proxy (92% quorum). For each proposal, the stockholder voting results were as follows:
1. Election of Directors. Each of the Director nominees was elected to serve for a term which expires at the annual meeting of stockholders in 2019 by the votes set forth in the table below.

Nominee	Voted For	Voted Against	Abstain	Broker Non-Votes
Jean S. Blackwell	118,966,682	844,309	58,721	5,193,864
William M. Brown	119,617,514	192,508	59,690	5,193,864
Bennie W. Fowler	119,572,840	238,201	58,671	5,193,864
Edward G. Galante	119,121,711	687,912	60,089	5,193,864
Kathryn M. Hill	119,460,494	350,302	58,916	5,193,864
David S. Hoffmeister	119,013,215	796,608	59,889	5,193,864
John K. Wulff	118,783,163	1,026,284	60,265	5,193,864
2. Advisory Vote to Approve Executive Compensation. The stockholders approved, on an advisory basis, the compensation of our named executive officers, as disclosed in the Proxy Statement for the Annual Meeting, by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
117,613,082	2,029,831	226,799	5,193,864
3. Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2018 was ratified by the stockholders by the votes set forth in the table below.

Voted For	Voted Against	Abstain
124,082,426	919,393	61,757
4. Approval of the 2018 Global Incentive Plan. The 2018 Global Incentive Plan was approved by the stockholders by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
106,734,003	13,048,131	87,578	5,193,864
Item 7.01 Regulation FD Disclosure.
On April 18, 2018, the Company issued a press release announcing that its Board had approved a 17% increase in the Company’s quarterly common stock cash dividend. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number
Description

10.1	Celanese Corporation 2018 Global Incentive Plan, dated as of April 23, 2018.
99.1	Press Release dated April 18, 2018.*
* The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. The disclosure in

Item 7.01 of this Current Report will not be deemed an admission as to the materiality of any information in such item in this Current Report that is required to be disclosed solely by Regulation FD.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ James R. Peacock III
Name:	James R. Peacock III
Title:	Vice President, Deputy General Counsel and Corporate Secretary

Date:	April 20, 2018